UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCPL	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 12, 2026, Fruci & Associates II, PLLC (“Fruci”), the independent registered public accounting firm of Netcapital Inc. (the “Company”), notified the Company that it had resigned as the Company’s independent registered public accounting firm, effective immediately. Fruci stated that, in light of Securities and Exchange Commission (the “SEC”) Litigation Release No. 26607 and the related civil complaint filed against the Company and certain affiliated individuals, Fruci had determined that it could no longer serve as the Company’s auditor.

Fruci’s audit reports on the Company’s consolidated financial statements for the fiscal years ended April 30, 2025 and April 30, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to audit scope or accounting principles. Each report included a separate “Going Concern” section describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern. Fruci had not issued an audit report on the Company’s financial statements for the fiscal year ended April 30, 2026 prior to its resignation.

Fruci’s resignation was initiated by Fruci and was not the result of a decision by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) to dismiss Fruci.

During the fiscal years ended April 30, 2025 and April 30, 2026 and the subsequent interim period through August 12, 2026, there were no disagreements between the Company and Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its report.

As described under Item 4.02 below, on August 12, 2026, Fruci advised the Company that, given the nature, scope and significance of the matters described in SEC Litigation Release No. 26607 and the related complaint to prior financial statements, disclosure under Item 4.02 of Form 8-K concerning non-reliance on affected previously issued financial statements was required. The Company has authorized Fruci to respond fully to the inquiries of any successor independent registered public accounting firm concerning this matter.

The Company provided Fruci with a copy of the disclosures contained in this Item 4.01 prior to filing this Current Report and requested that Fruci furnish the Company with a letter addressed to the SEC stating whether Fruci agrees with the statements made herein and, if not, stating the respects in which it does not agree. Fruci’s letter is filed as Exhibit 16.1 to this Current Report.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 12, 2026, Fruci advised the Company that, in light of the nature, scope and significance of the matters described in SEC Litigation Release No. 26607 and the related complaint to the Company’s prior financial statements, disclosure should be made and action should be taken to prevent future reliance on affected previously issued financial statements and related audit reports or completed interim reviews, as applicable.

The SEC complaint, filed on August 10, 2026, alleges that, from approximately October 2021 through January 2024, the Company improperly recognized approximately $13.9 million of consulting revenue from certain portfolio companies and that the allegedly overstated revenue was included in the Company’s quarterly and annual SEC filings for reporting periods from the quarter ended October 31, 2021 through the fiscal year ended April 30, 2024. The complaint further alleges that amounts recognized during the fiscal year ended April 30, 2024 were also included in the Company’s quarterly and annual filings during the fiscal year ended April 30, 2025. The allegations in the SEC complaint have not been adjudicated. The Company is continuing to evaluate the accounting and disclosure effects of the matters alleged in the complaint.

Based on Fruci’s notification, investors and other persons should no longer rely upon the following previously issued financial statements and, as applicable, the related audit reports or completed interim reviews:

●	the audited consolidated financial statements for the fiscal years ended April 30, 2022, April 30, 2023, April 30, 2024 and April 30, 2025;

●	the unaudited consolidated financial statements for the quarters ended October 31, 2021, January 31, 2022, July 31, 2022, October 31, 2022, January 31, 2023, July 31, 2023, October 31, 2023 and January 31, 2024; and

●	the unaudited consolidated financial statements for the quarters ended July 31, 2024, October 31, 2024 and January 31, 2025, to the extent those financial statements included comparative financial information from affected prior-year periods.

The foregoing non-reliance also applies to any registration statement, prospectus, report or other filing that incorporates by reference or otherwise presents the affected financial statements or financial information derived from those statements.

The Company has not yet completed its evaluation of the nature and amount of any corrections or restatement adjustments that may be required. The Company is also evaluating whether financial statements for periods issued after April 30, 2025 are affected by carryforward effects from the matters described above. The Company will make additional disclosures and filings as required when that evaluation is completed.

The Audit Committee discussed the matters disclosed in this Item 4.02 with Fruci. The Company provided Fruci with a copy of the disclosures contained in this Item 4.02 prior to filing this Current Report and requested that Fruci furnish the Company with a letter addressed to the SEC stating whether Fruci agrees with the statements made herein and, if not, stating the respects in which it does not agree. Fruci’s letter is filed as Exhibit 16.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Fruci & Associates II, PLLC addressed to the Securities and Exchange Commission, dated August 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

August 17, 2026	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer